Exhibit 10(i)(2)

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement"), made and effective as of the 30th day of April, 2001, by and among COMTECH TELECOMMUNICATIONS CORP., a Delaware corporation, (the "Borrower") and THE TEACHERS' RETIREMENT SYSTEM OF ALABAMA, created under Ala. Code 16-25-1 et seq., THE EMPLOYEES' RETIREMENT SYSTEM OF ALABAMA, created under Ala. Code 36-27-1, THE ALABAMA HERITAGE TRUST FUND, created under Ala. Const. Amend. No. 394, PEIRAF - DEFERRED COMPENSATION PLAN, created under Ala. Code 36-26-14, and STATE EMPLOYEES' HEALTH INSURANCE FUND, created under Ala. Code 36-29-1 et seq. (each individually a "Lender" and collectively, the "Lenders") with principal offices in Montgomery, Alabama.

                                R E C I T A L S:

      A. Borrower is indebted to Lenders with respect to certain loans in the original aggregate principal amount of $40,000,000 as evidenced by that certain Loan and Security Agreement by and among Borrower and Lenders dated as of July 7, 2000, as amended by that certain First Amendment to Loan and Security Agreement among Borrower and Lenders dated April 5, 2001 (as amended, the "Loan Agreement") and also evidenced by certain Notes (as defined in the Loan Agreement) and certain other Loan Documents (as defined in the Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

      B. Borrower has requested that the Lenders advance an additional $10,000,000 of principal (the "Loan Increase") as a future advance under the Loan Agreement.

      C. Lenders are willing to loan Borrower such additional amounts, but as one of the conditions thereto, however, Lenders have required this Agreement to set forth certain terms and agreements with respect to the Loan Increase.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing Recitals, the parties hereto agree as follows:

      1. The Recitals herein are true and correct.

      2. The Loan Agreement is hereby amended by deleting the definition of "Notes" as the same appears in Article I thereof, and inserting in lieu thereof, the following:

      Notes means each Term Promissory Note or Future Advance Term Promissory Note executed and delivered by Borrower evidencing the Loans, in the following amounts and to the following respective Lenders and dated as follows:

Term Promissory Notes
---------------------

The Teachers' Retirement System of Alabama            7/7/00      $17,000,000.00
The Employees' Retirement System of Alabama           7/7/00      $ 6,000,000.00
The Alabama Heritage Trust Fund                       7/7/00      $ 8,000,000.00
PEIRAF - Deferred Compensation Plan                   7/7/00      $ 4,000,000.00
State Employees' Health Insurance Fund                7/7/00      $ 5,000,000.00

Future Advance Term Promissory Notes
------------------------------------

The Teachers' Retirement System of Alabama           4/30/01      $ 5,000,000.00
The Employees' Retirement System of Alabama          4/30/01      $ 3,000,000.00
PEIRAF - Deferred Compensation Plan                  4/30/01      $ 2,000,000.00

      3. Section 2.1 of the Loan Agreement shall be deemed and replaced with the following as Section 2.1 thereto:

The Teachers' Retirement System of Alabama                        $22,000,000.00
The Employees' Retirement System of Alabama                       $ 9,000,000.00
The Alabama Heritage Trust Fund                                   $ 8,000,000.00
PEIRAF - Deferred Compensation Plan                               $ 6,000,000.00
State Employees' Health Insurance Fund                            $ 5,000,000.00

      Each of the Loans shall be represented by a Note payable to the order of the applicable Lender and in form and substance acceptable to such Lender. All Loans are cross-defaulted and cross-collateralized as provided for herein. The principal amount of the Loans outstanding from time to time hereunder and represented by Term Promissory Notes shall bear interest at the per annum rate of nine and one-quarter percent (9.25%); and the principal amount of the Loans outstanding from time to time and represented by Future Advance Promissory Notes shall bear interest at the per annum rate of eight and one-half percent (8.50%). The Loans shall be repaid in installments of principal (in the case of the Term Promissory Notes) and interest as more particularly set forth in each of the Notes, with all remaining principal, interest and other fees payable under the Notes being due and payable on June 30, 2005. Together with each principal payment, Borrower shall pay all accrued but unpaid interest as set forth in the Notes. Interest shall be calculated on the basis of a 360-day year consisting of twelve (12) months of thirty (30) days each. From and after the occurrence of an Event of Default, the principal amount of the Loans outstanding from time to time shall, subject to the provisions of the following subsection, bear interest at the Default Rate.


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

      4. Borrower and Lenders hereby agree that the defined terms "Notes" and "Loans" as used in any of the Loan Documents shall hereafter be deemed to refer to the Loans evidenced by the Notes described in Section 2 of this Agreement.

      5. Borrower hereby acknowledges that the definition of "Obligations" in the Loan Agreement includes both present and future obligations of Borrower owing to Lenders arising under the Loan Agreement or any of the other Loan Documents, and therefore, any and all obligations of Borrower owing to Lenders with respect to all of Notes (whether an original Term Promissory Note or a Future Advance Promissory Note) are included in such definition of "Obligations" as such term is used in the Loan Agreement and any other Loan Documents. Furthermore, under the terms of the Loan Agreement, Borrower acknowledges that all Obligations are secured by the Collateral (including, without limitation, Borrower's interest in the Investment Account) as set forth in the Loan Agreement.

      6. Borrower hereby acknowledges that the Borrower's Collateral and Guarantors' Collateral includes any and all after-acquired property of Borrower and Guarantors, respectively.

      7. Section 8.10 of the Loan Agreement shall be deemed deleted and replaced with the following as Section 8.10 thereto:

      Investment Account. Borrower shall invest all its surplus cash and cash equivalents in the Investment Account, to the extent such cash and cash equivalents exceed the Borrower's good faith and reasonable projection of its short term requirements for working capital. Until such time as all Obligations have been indefeasibly satisfied in full, Borrower shall at no time and for no reason liquidate or withdraw any amounts from the Investment Account without the prior written consent of Lenders. Borrower shall not encumber the Investment Account in any manner whatsoever, except for the lien of Lenders. Upon the occurrence and continuance of an Event of Default, Lenders shall have the right, without notice of any kind to Borrower, to instruct the manager of the Investment Account and/or its transfer agent, to withdraw, liquidate and convert to cash all shares and interest of Borrower in the Investment Account (or to the extent of the unpaid Obligations if the cash value of such shares and interest exceeds the unpaid Obligations), and remit such cash to Lenders. Upon Lenders' receipt of such cash, the same shall be applied to the Obligations, the extent, manner and amount of such application to be as Lenders may reasonably elect, except that, notwithstanding any other provision of this Agreement or any of the other Loan Documents to the contrary, Lenders shall apply any such cash being applied to principal and interest to any outstanding amounts under the Notes first to any such outstanding amounts under any Term Promissory Notes dated July 7, 2000 prior to application of such amounts to any outstanding amounts under any Future Advance Term Promissory Notes dated April 30, 2001. Borrower agrees to provide Lender with quarterly statements, annual statements, and any other information


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

      reasonably requested by Lenders pertaining to the Investment Account in a timely manner.

      8. (a) Borrower and Lenders agree that the proceeds of the Loan Increase shall be used solely by its subsidiary, Comtech PST Corp. ("CPST") for the sole purpose of acquiring certain assets associated with MPD Technology, Inc.'s satellite/medical and military product lines as approved by Lenders (the "MPD Assets"). The total acquisition cost for such acquisition is approximately $11,000,000. Prior to funding of the Loan Increase, Borrower must provide evidence of its injection of cash equity of at least $1,000,000 for the acquisition of the MPD Assets from its separate cash, not to be reimbursed from proceeds of the Loan Increase (the "Borrower's Equity"). The Borrower's Equity may not be proceeds from the Mutual Fund Account or Investment Account. Should the purchase price for the MPD Assets exceed $11,000,000, any additional funds needed to close the MPD Assets acquisition shall come in the form of additional Borrower's Equity. Should the purchase price be less than $11,000,000, the Loan Increase amount shall be decreased by such difference in the purchase price or any such difference funded from the Loan Increase shall be immediately returned to Lenders as a principal repayment of the Loan Increase. According to the terms of the purchase of the MPD Assets, Borrower may receive an amount from the seller of the MPD Assets some time after closing of the purchase as an adjustment to the purchase price for the MPD Assets. Any such amounts received by Borrower shall be promptly paid to Lenders as a principal repayment of the Loan Increase and any failure to do so shall constitute an Event of Default under the Loan Documents.

            (b) Lenders acknowledge that a portion of the MPD Assets will be held by MPD at its facility located at 49 Wireless Boulevard, Happauge, New York, 11788, for a period of time pursuant to the Services Agreement dated as of April 30, 2001 between MPD and Borrower, and Borrower agrees to execute and file such financing statements with respect to such MPD Assets as the Lenders may reasonably request.

      9. Borrower hereby represents and warrants that, except as otherwise expressly disclosed or provided for in this Agreement or on Appendix A hereto, all representations and warranties made by Borrower as set forth in the Loan Documents are true and correct in all material respects on the date hereof.

      10. Except as herein modified, the Loan Agreement and Loan Documents shall remain in full force and effect, and the Loan Agreement and Loan Documents, as so modified, are hereby ratified and affirmed in all respects by the parties hereto. No right of Lenders with respect to the Loan Agreement or Loan Documents is or will be in any manner released, destroyed, diminished, or otherwise adversely affected by this Agreement except as expressly provided herein.

      11. Borrower confirms that it has no offsets or defenses with respect to its obligations pursuant to the Loan Agreement or other Loan Documents, as herein modified.


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

      12. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS, OR (ii) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF THE PARTIES' RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AGREES THAT LENDERS MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF BORROWER IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER AND LENDERS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

      13. THE LENDERS' PRINCIPAL PLACE OF BUSINESS IS LOCATED IN MONTGOMERY COUNTY IN THE STATE OF ALABAMA, AND THE BORROWER ACKNOWLEDGES THAT THE LOANS ARE PAYABLE TO THE LENDERS AT THEIR OFFICES IN MONTGOMERY, ALABAMA AND THE BORROWER AGREES THAT THIS AGREEMENT SHALL BE HELD BY LENDERS AT SUCH PRINCIPAL PLACE OF BUSINESS, AND THE LOCATION FOR PAYMENT OF THE LOANS AND THE HOLDING OF THIS AGREEMENT AND THE LOAN DOCUMENTS BY LENDERS THEREAT SHALL CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF BORROWER WITH MONTGOMERY COUNTY AND THE STATE OF ALABAMA FOR THE PURPOSE OF CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH COUNTY AND STATE. BORROWER CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING ARISING HEREUNDER MAY BE BROUGHT IN THE CIRCUIT COURT OF THE STATE OF ALABAMA, MONTGOMERY COUNTY, ALABAMA OR THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF ALABAMA AND ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING THIS AGREEMENT, THE LOANS OR ANY LOAN DOCUMENTS. NOTHING HEREIN SHALL LIMIT THE JURISDICTION OF ANY OTHER COURT.

                  [Remainder of Page Intentionally Left Blank]


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

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be properly executed and delivered as of the day and year first above written.

                                        BORROWER:

                                        COMTECH TELECOMMUNICATIONS CORP.


                                        By: ____________________________________
                                        Its:____________________________________

Attest:

Its_______________________


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

                                        LENDERS:

                                        THE TEACHERS' RETIREMENT SYSTEM OF
                                        ALABAMA

                                        By: ____________________________________
                                        Its:____________________________________


                                        THE EMPLOYEES' RETIREMENT SYSTEM OF
                                        ALABAMA

                                        By: ____________________________________
                                        Its:____________________________________


                                        THE ALABAMA HERITAGE TRUST FUND
                                        TEACHERS

                                        By: ____________________________________
                                        Its:____________________________________


                                        PEIRAF - DEFERRED COMPENSATION PLAN

                                        By: ____________________________________
                                        Its:____________________________________


                                        STATE EMPLOYEES' HEALTH INSURANCE
                                        FUND

                                        By: ____________________________________
                                        Its:____________________________________


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